UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )

Filed by the registrant  ☒                             Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AG TWIN BROOK CAPITAL INCOME FUND

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AG TWIN BROOK CAPITAL INCOME FUND
245 Park Avenue, 26th Floor
New York, NY 10167
April 18, 2023
Dear Shareholder:
You are cordially invited to attend the 2023 Annual Meeting of Shareholders (the "Annual Meeting") of AG Twin Brook Capital Income Fund, a Delaware statutory trust (the "Company," "we," "us," or "our"), to be held virtually on Wednesday, May 31, 2023, at 9:00 a.m. Central Time. You will be able to participate in the Annual Meeting, vote and submit your questions via webcast by visiting https://attendee.gotowebinar.com/register/1614175858974805340. Prior to the Annual Meeting, you will be able to vote your shares by following the instructions on your proxy card.
At the Annual Meeting, you will be asked to (1) elect one Class I Trustee of the Company who will serve for a three-year term expiring at the 2026 annual meeting of shareholders or until his successor is duly elected and qualified; (2) ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and (3) to transact such other business as may properly come before the meeting and any postponements or adjournments thereof.
The accompanying Notice of 2023 Annual Meeting of Shareholders and Proxy Statement include information relating to the election of the Class I Trustee nominee and the ratification of the selection of the Company’s independent registered public accounting firm.
You have the right to receive notice of and to vote at the Annual Meeting of Shareholders if you were a shareholder of record at the close of business on March 31, 2023. It is important that your shares be represented at the Annual Meeting. Please follow the instructions on the Notice of 2023 Annual Meeting of Shareholders and authorize a proxy via mail or telephone to vote your shares. Your vote and participation in the governance of this Company is extremely important to us. You may vote your shares by completing and returning the proxy card or, alternatively, calling our telephone number as described on the proxy card. If you will not attend the Annual Meeting, we urge you to please complete, sign, date and promptly return the enclosed proxy card to us to ensure that your shares are represented at the Annual Meeting.
On behalf of management and the Board of Trustees, we thank you for your continued support of the Company.
Sincerely,
Trevor Clark
Chairman of the Board,
Chief Executive Officer & President

AG Twin Brook Capital Income Fund
245 Park Avenue, 26th Floor
New York, NY 10167

NOTICE OF 2023 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 31, 2023

NOTICE IS HEREBY GIVEN to holders of common shares of beneficial interest of AG Twin Brook Capital Income Fund, a Delaware statutory trust (the "Company," "we," "us," or "our"), that the 2023 Annual Meeting of Shareholders (the "Annual Meeting") will be held on Wednesday, May 31, 2023 at 9:00 a.m. Central Time. We are very pleased that our Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted via webcast. It is important to note that shareholders will have the same rights and opportunities by participating in a virtual meeting as they would if attending an in person meeting. You can participate in the Annual Meeting, vote and submit your questions during the Annual Meeting by visiting https://attendee.gotowebinar.com/register/1614175858974805340. The Annual Meeting will be held for the following purposes:

1.To elect one Class I Trustee of the Company who will serve for a three-year term expiring at the Company’s 2026 annual meeting of shareholders or until his successor is duly elected and qualified;

2.To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

3.To transact such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof.

THE BOARD OF TRUSTEES, INCLUDING EACH OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS A VOTE “FOR” (1) THE ELECTION OF THE CLASS I TRUSTEE NOMINEE; AND (2) THE SELECTION OF PWC AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE PERIOD NOTED IN THE PROXY STATEMENT.

The close of business on March 31, 2023 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or postponement thereof.

Your vote and participation in the governance of this Company is extremely important to us. Whether or not you plan to attend the Annual Meeting, we urge you to please complete, sign, date and promptly return the enclosed proxy card to us to assure that your shares are represented at the Annual Meeting. You may also vote easily and quickly by telephone.

By Order of the Board of Trustees,
Jenny B. Neslin
General Counsel and Secretary
April 18, 2023

The proxy statement, a form of proxy card and the Company’s 2022 annual report to the shareholders (the “Annual Report”), which consists of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2022 (the “Form 10-K”), are available online on the Securities and Exchange Commission website at www.sec.gov and at www.AGTBCAP.com.

The Board of Trustees is requesting your vote. Your vote is important regardless of the number of shares that you own. Whether or not you expect to attend the Annual Meeting, we encourage you to promptly authorize a proxy vote over the telephone, or complete and sign the enclosed proxy card and return it promptly. You may revoke your proxy at any time before it is exercised. Signing and returning the enclosed proxy card is important to ensure a quorum at the Annual Meeting.

AG Twin Brook Capital Income Fund
245 Park Avenue, 26th Floor
New York, NY 10167

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
May 31, 2023

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the "Board" and each member thereof, a "Trustee" and collectively, the "Trustees") of AG Twin Brook Capital Income Fund, a Delaware statutory trust (the "Company," "we," "us," or "our"), for use at the Company's 2023 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Wednesday, May 31, 2023, at 9:00 a.m. Central Time, or at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of 2023 Annual Meeting of Shareholders dated April 18, 2023 (the "Notice"). The Company is a closed-end management investment company that has elected to be treated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). AGTB Fund Manager, LLC, a Delaware limited liability company (the "Advisor"), serves as the investment adviser of the Company and also serves as the Administrator of the Company (in such capacity, the “Administrator”). The principal executive offices of each of the Company, the Advisor, and the Administrator are located at 245 Park Avenue, 26th Floor, New York, NY 10167.
You can virtually attend the Annual Meeting online and submit questions during the Annual Meeting by visiting https://attendee.gotowebinar.com/register/1614175858974805340 and at any postponements or adjournments thereof. It is important to note that shareholders have the same rights and opportunities by participating in a virtual meeting, as they would if attending an in person meeting. We encourage you to access the Annual Meeting prior to the start time. The webcast will begin promptly at 9:00 a.m. Central Time. The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Annual Meeting.
This Proxy Statement and the accompanying Notice and form of proxy are being provided to shareholders on or about April 18, 2023. The Board has fixed the close of business on March 31, 2023 as the record date (the "Record Date") for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, 21,250,421 common shares of beneficial interest, par value $0.001 per share (the "Common Shares"), of the Company were issued and outstanding. Shareholders of the Company are entitled to cast one vote for each share held.

If the form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted at the Annual Meeting in accordance with the instructions marked thereon. All properly executed proxies received by the Board that do not specify how shares should be voted will be voted "FOR" the election of the Class I Trustee nominee listed herein ("Proposal 1"); and “FOR” the ratification of the selection of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023 (“Proposal 2”), and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or at any adjournment or postponement thereof.

The Board does not know of any matter to be considered at the Annual Meeting other than the election of the Class I Trustee nominee and the ratification of the selection of the Company’s independent registered public accounting firm. A shareholder may revoke his or her proxy any time before it is exercised by (i) voting at the Annual Meeting, (ii) giving written notice of such revocation to the Secretary of the Company, or (iii) returning a properly executed, later-dated proxy.

It is expected that the solicitation of proxies will be primarily by mail. The Company's officers and employees of the Administrator or its affiliates may also solicit proxies by telephone or in person. If the Company records votes by telephone, it will use procedures designed to authenticate shareholders' identities to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their identities have been properly recorded.

The Company will pay the costs and expenses associated with this Proxy Statement and solicitation, in a manner agreed upon by the Board. The costs of proxy solicitation and expenses incurred in connection with the printing and mailing of this Proxy Statement and its enclosures are estimated to be approximately $1,000, which will be paid by the Company.
VOTING INFORMATION
Record Date and Who May Vote
The Board selected March 31, 2023 as the Record Date. This means that if you were a registered shareholder with our transfer agent and registrar, DST Systems, Inc. (“DST”), as of the close of business on the Record Date, you may vote your shares on the matters to be considered by our shareholders at the Annual Meeting. If your shares were held in "street name" on that date, the broker or other nominee that was the record holder of your shares has the authority to vote them at the Annual Meeting in accordance with your instructions. They have forwarded to you this Proxy Statement seeking your instructions on how you want your shares voted. Please note that to be sure your vote is counted on the Company’s proposal to elect trustees, you should instruct your broker, bank, trustee or nominee how to vote your shares by following the voting instructions provided by your broker, bank, trustee or nominee. If you do not provide voting instructions, votes may not be cast on your behalf with respect to such proposal.
How to Vote
For shares held of record, you can vote your shares now by giving us your proxy. You may give us your proxy by completing the enclosed proxy card and returning it in the enclosed envelope, or by calling our telephone number as further described on the enclosed proxy card. Telephone voting procedures have been designed to verify your identity through a personal identification or control number and to confirm that your voting instructions have been properly recorded. If you vote using these telephonic means, you will save us return mail expense.
By giving us your proxy, you will be directing us on how to vote your shares at the Annual Meeting. Even if you plan on attending the Annual Meeting, we urge you to vote now by giving us your proxy. This will ensure that your vote is represented at the Annual Meeting. If you do attend the Annual Meeting, you can change your vote then, if you desire to do so.
You may receive more than one proxy statement and proxy card if your shares are held through more than one account (e.g., through different brokers or nominees). Each proxy card only covers those Common Shares held in the applicable account. If you hold shares in more than one account, you will have to provide voting instructions as to all your accounts to vote all your shares.
How to Revoke or Change Your Vote
For shares held of record, you may revoke a proxy or change your vote at any time before it is exercised by written notice to our Secretary, returning a properly executed, later-dated proxy. You should change your vote using the same method (by telephone or mail) that you first used to vote your shares. That way, the inspector of election for the meeting will be able to verify your latest vote.
Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person (virtually) or by proxy, of the holders of at least one-third of the outstanding Common Shares shall constitute a quorum for the Annual Meeting. There were 21,250,421 Common Shares outstanding on the Record Date, of which at least 7,083,474 must be present electronically via the webcast or represented by proxy at the Annual Meeting for a quorum to be present. Each Common Share is entitled to one vote. Abstentions will be treated as shares present for quorum purposes. Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote the shares on certain proposals (which are considered "Broker Non-Votes" with respect to such proposals) will be treated as shares present for quorum purposes. However, abstentions and Broker Non-Votes are not counted as votes cast. Cumulative voting is not permitted.

If you attend the Annual Meeting or vote your shares using the enclosed proxy card or voting instruction form (including any telephone voting procedures provided), your shares will be counted toward a quorum, even if you abstain from voting on a particular matter.

If a quorum is not present at the Annual Meeting, the Annual Meeting may be adjourned in accordance with the Company's bylaws. To achieve the requisite quorum for a meeting that has been adjourned, additional solicitations may be sought pursuant to the terms of the bylaws.

Broker Non-Votes

If you are the beneficial owner of shares held through a broker or other nominee and do not vote your shares or provide voting instructions, your broker may vote for you on routine proposals but not on non-routine proposals. Only Proposal 2 - To ratify the selection of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2023 - would be evaluated as "routine." If you do not vote on the non-routine proposals or provide voting instructions, your broker will not be allowed to vote your shares - this will result in a Broker Non-Vote.

Vote Required and How Votes are Counted

Election of Trustees. The Trustees shall be elected by an affirmative vote of the holders of a plurality of the votes cast by shareholders by proxy at the Annual Meeting. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Common Shares represented by Broker Non-Votes are not considered votes cast and thus have no effect on this proposal.

Ratification of Independent Registered Public Accounting Firm. The affirmative vote of the holders of a majority of the votes cast by shareholders by proxy is required to ratify the appointment of PwC to serve as the Company’s independent registered public accounting firm. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Because brokers will have discretionary authority to vote for the ratification of the selection of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker will be permitted to vote your shares for this proposal.

Additional Solicitation. If there are not enough votes to approve any proposals at the Annual Meeting, the Chairman of the Annual Meeting may adjourn the Annual Meeting to permit the further solicitation of proxies.

Also, a shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if a quorum is present and there are sufficient votes for approval of such proposal(s).

To vote by mail, please complete, sign, date and promptly return the enclosed proxy card to us to assure that your shares are represented at the Annual Meeting. To vote by telephone, please follow the instructions as described on your proxy card.

If you have any questions regarding the proxy materials, please contact the Secretary of the Company as set forth herein. If the enclosed proxy card is properly executed and received prior to the Annual Meeting and has not been revoked, the shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or, if no instructions are marked, the proxy card will be voted "FOR" the proposals described in this Proxy Statement and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

If (i) you are a member of a household in which multiple shareholders of the Company share the same address, (ii) your shares are held in "street name" and (iii) your broker or bank has received consent (or deemed consent) to household material, then your broker or bank may send to your household only one copy of this Proxy Statement and our annual report on Form 10-K for the year ended December 31, 2022 (the "2022 Annual Report"), unless your broker or bank has received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Proxy Statement and the 2022 Annual Report, the Company will deliver promptly to you, upon written or oral request, a separate copy of this Proxy Statement and the 2022 Annual Report at the shared address to which a single copy of the documents was delivered. To receive a separate copy of this Proxy Statement or the 2022 Annual Report, please send your request to AG Twin Brook Capital Income Fund, 245 Park Avenue, 26th Floor, New York, NY 10167, Attention: Secretary. If your shares are held with certain banks, trust companies, brokers, dealers, investment advisers and other financial intermediaries (each, an "Authorized Institution") and you would like to receive a separate copy of future proxy statements, notices of internet availability of proxy materials, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your Authorized Institution.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain ownership information with respect to shares of the Company's Common Shares, as of the Record Date, for each of our current Trustees, executive officers and Trustees and executive officers as a group, and each person known to us to beneficially own more than 5% of the outstanding shares of our Common Shares. With respect to persons known to us to beneficially own more than 5% of the outstanding shares of our Common Shares, we base such knowledge on beneficial ownership filings made by the holders with the Securities and Exchange Commission ("SEC") and other information known to the Company.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no Common Shares subject to options that are currently exercisable or exercisable within 60 days of the Record Date. The percentage ownership is based on 21,250,421 Common Shares outstanding as of the Record Date.

	Shares Beneficially Owned
Name and Address	Number	Percentage (1)
Interested Trustees
Trevor Clark	—	—
Terrence Walters	—	—
Independent Trustees(2)
James E. Bowers	—	—
James N. Hallene	—	—
Lance A. Ludwick	—	—
Executive Officers who are not Trustees(2)
Jenny B. Neslin	—	—
Richa Gulati	—	—
All Executive Officers and Trustees as a group (7 persons)	—	—
5% Shareholders
AGTB BDC Holdings, L.P.(3)	8,902,078.502	41.89%
State Teachers Retirement System of Ohio(4)	3,963,691.070	18.65%
Affiliated Independent Distributors, Inc.(5)	1,987,459.919	9.35%
Permanent Fund Investments, LLC(6)	1,987,459.919	9.35%
The Nomura Trust and Banking Co. Ltd. as the Trustee of Nomura Angelo Gordon BDC Fund (Yen Hedged Type) 2210 and as the Trustee of Nomura Angelo Gordon BDC Fund (Unhedged Type) 2210(7)	1,955,220.399	9.20%
CCLF-LA Supporting Organization(8)	1,195,624.237	5.63%
____________________________

(1)	Percentage of 21,250,421 outstanding Common Shares of the Company as of March 31, 2023.
(2)	The address for all of the Company’s executive officers and Trustees is c/o AG Twin Brook Capital Income Fund, 245 Park Avenue, 26th Floor, New York, New York 10167.
(3)	AGTB BDC Holdings GP LLC ("BDC Holdings GP") is the sole general partner of AGTB BDC Holdings, L.P. (“BDC Holdings”). Angelo, Gordon & Co., L.P. (“Angelo Gordon”) is the investment advisor to BDC Holdings and sole member of BDC Holdings GP, AG GP LLC ("AG GP") is the sole general partner of Angelo Gordon, and Mr. Josh Baumgarten and Mr. Adam Schwartz are the co-managing members of AG GP. Each of Messrs. Baumgarten and Schwartz, and AG GP may be deemed to control Angelo Gordon. Each of BDC Holdings GP, Angelo Gordon, AG GP and Messrs. Baumgarten and Schwartz disclaim beneficial ownership of the Common Shares reported herein except to the extent of its or his pecuniary interest therein. The address for AGTB BDC Holdings, L.P. is 245 Park Avenue, 26th Floor, New York, New York 10167.
(4)	The address for State Teachers Retirement System of Ohio is 275 East Broad Street, Columbus, Ohio 43215.
(5)	The address for Affiliated Independent Distributors, Inc. is 500 E. Swedesford Rd., Suite 200, Wayne, Pennsylvania 19087.

(6)	The address for Permanent Fund Investments, LLC is c/o The Southern Ute Indian Tribe, 356 Ouray Dr., Ignacio, Colorado 81137.
(7)	The address for The Nomura Trust and Banking Co. Ltd. is 2-2-2, Otemachi, Chiyoda-Ku, Tokyo, Japan 100-0004.
(8)	The address for CCLF-LA Supporting Organization is 3440 Wilshire Blvd. #530, Los Angeles, California 90010.

Dollar Range of Equity Securities Beneficially Owned by Trustees

The following table sets out the dollar range of the Company's equity securities beneficially owned by each of the Company's Trustees as of the Record Date. Beneficial ownership for the below table has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. The Company is not part of a "family of investment companies," as that term is defined in the 1940 Act.

Name of Trustee	Dollar Range of Equity Securities in the Company(1)
Independent Trustees
James E. Bowers	None
James N. Hallene	None
Lance A. Ludwick	None
Interested Trustees
Trevor Clark	None
Terrence Walters	None
_____________________

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000

PROPOSAL 1
ELECTION OF CLASS I TRUSTEE

Pursuant to the Company’s declaration of trust and bylaws, the Board of Trustees may modify the number of members of the Board of Trustees provided that the number thereof shall never be less than three. In accordance with the Company’s declaration of trust, the Board is currently composed of five Trustees, who are divided into three classes with staggered terms of three years, such that the term of office of one class expires at each annual meeting of shareholders. The term of the Company’s Class I Trustee expires at the Annual Meeting. As such, the holders of the Company's Common Shares are being asked to elect Lance A. Ludwick as Class I Trustee of the Company (the “Class I Trustee Nominee”), to serve for a three-year term expiring at the Company’s 2026 annual meeting of shareholders or until his successor is duly elected and qualified. Mr. Ludwick is currently serving as Class I Trustee of the Company and has consented to being named in this Proxy Statement and agreed to continue to serve as Class I Trustee, if elected. If Mr. Ludwick is not available to serve as a Trustee, proxies may be voted for the election of other persons selected by the Board. It is not anticipated that Mr. Ludwick will be unable or unwilling to serve. Shareholders of the Company have no cumulative voting rights with respect to the election of Trustees.

Information about the Class I Trustee Nominee and Trustees

The following tables provide information concerning the Class I Trustee Nominee and the other individuals serving as Trustees of the Company, as of the date of this Proxy Statement. The Class I Trustee Nominee is listed first in the table under "Class I Trustee Nominee." The terms of the Class II and Class III Trustees expire in 2024 and 2025, respectively.
The Board believes that each of the Trustees, including the Class I Trustee Nominee, has the experience, qualifications, attributes and skills appropriate to serve as a Trustee of the Company, in light of the Company's business and structure. The significance or relevance of a nominee's or Trustee’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all nominees and Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the Advisor and its affiliates, other service providers, legal counsel and the Company’s independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Company and the shareholders. The Company’s nominating and corporate governance committee’s (the “Nominating and Corporate Governance Committee”) charter contains certain other factors that are considered by the Nominating and Corporate Governance Committee in identifying and evaluating potential nominees to serve as Trustees.
Based on each nominee's experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of the other Trustees, the Board has concluded that each nominee should continue to serve as a Trustee. Additionally, below is a brief discussion of the experience, qualifications, attributes and/or skills of the Class I Trustee Nominee and the continuing Trustees that led the Board, in consultation with the Nominating and Corporate Governance Committee, to conclude that such individual should serve as a Trustee. There are no family relationships among any Trustees, Trustee nominees and executive officers of the Company.

Class I Trustee Nominee

Name, Address, and Age(1)	Position(s) held with the Company	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee or Nominee for Trustee
Independent Trustee
Lance A. Ludwick (56)	Class I Trustee and Chair of Audit Committee	Class I Trustee since 2022; Term expires in 2023	VP of M&A at Sysco Corporation; and Principal of LC7 Advisors, LLC (M&A Advisory Services)	AG Twin Brook BDC, Inc.
__________________

(1)	The address for each trustee is c/o AG Twin Brook Capital Income Fund, 245 Park Avenue, 26th Floor, New York, New York 10167.

(2)	Trustees serve for three-year terms and until their successors are duly elected and qualified.

Lance A. Ludwick. Mr. Ludwick serves as an Independent Trustee and as a member of the Audit and Nominating and Corporate Governance Committees. He is the Chair of the Company’s audit committee (the “Audit Committee”). Mr. Ludwick also serves as an independent director of AG Twin Brook BDC, Inc., and previously served as independent trustee of AGTB Private BDC (the predecessor to the Company). He is the Vice President of Mergers & Acquisitions at Sysco Corporation (the parent company of Bellissimo Holdings, LLC). Mr. Ludwick is also a principal of LC7 Advisors, LLC, a firm that provides M&A advisory services and management/operational improvement consulting. Prior to that Mr. Ludwick served as the Vice President for Mergers & Acquisitions and Corporate Strategy at US Foods, Inc. and the Vice President of Strategic Planning for Constellation Brands, Inc., as well as various other positions providing advice on mergers and acquisitions and corporate operational strategy. Mr. Ludwick holds a B.B.A. in Accounting from the University of Iowa.

Trustees not up for Re-Election at the Annual Meeting

Class II Trustees with Terms Expiring in 2024

Name, Address and Age(1)	Position(s) held with the Company	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee or Nominee for Trustee
Independent Trustee
James N. Hallene (62)	Class II Trustee	Class II Trustee since 2022; Term expires in 2024	Principal of Capital Concepts Holdings, LLC (private equity investment firm); and Founding Partner of CapX Partners (equipment leasing finance)	KeHE Distributors, LLC, The Hallstar Company, VSA Partners Holdings and Attorney’s Title Guaranty Fund, Inc., AG Twin Brook BDC, Inc.
Interested Trustee
Trevor Clark (57)	Class II Trustee, Chairman of the Board, Chief Executive Officer, and President of the Company. President and Chief Executive Officer of the Advisor. Managing Director of Angelo Gordon.	Class II Trustee since 2022; Term expires in 2024	Managing Partner of Twin Brook Capital Partners, Angelo Gordon’s middle market direct lending loan business	AG Twin Brook BDC, Inc.
_________________

(1)	The address for each trustee is c/o AG Twin Brook Capital Income Fund, 245 Park Avenue, 26th Floor, New York, New York 10167.

(2)	Trustees serve for three-year terms and until their successors are duly elected and qualified.

James N. Hallene. Mr. Hallene serves as an Independent Trustee and as a member of the Audit and Nominating and Corporate Governance Committees. Mr. Hallene also serves as an independent director of AG Twin Brook BDC, Inc., and previously served as independent trustee of AGTB Private BDC (the predecessor to the Company). Mr. Hallene founded Capital Concepts Holdings, LLC, a Chicago-based private equity investment firm, in 1998 and currently serves as its principal. He is also a founding partner of CapX Partners, an equipment leasing finance company. Prior to founding Capital Concepts Holdings, LLC and CapX Partners, Mr. Hallene co-founded a data-consolidation company called MaxMiles. Prior to that, Mr. Hallene was employed at American National Bank, where he oversaw credit, mortgage, treasury management, and technology business units. Mr. Hallene served as vice chairman of MB Financial Corporation and is on the corporate boards of KeHE Distributors, LLC, The Hallstar Company, VSA Partners Holdings and Attorney’s Title Guaranty Fund, Inc. He holds a B.A. in economics from the University of Illinois and an M.B.A. from Northwestern University’s Kellogg Graduate School of Management.

Trevor Clark. Mr. Clark joined Angelo Gordon in 2014 to establish Twin Brook Capital Partners, the firm’s middle market direct lending loan business. He is a Managing Director and a member of the firm’s Executive Committee, Chief Executive Officer and President of the Advisor, and a Trustee and Chairman of the Board of the Company. Mr. Clark also serves as Chief Executive Officer, President and Chairman of the Board of AG Twin Brook BDC, Inc., and previously served as Chief Executive Officer, President and Chairman of the Board of AGTB Private BDC (the predecessor to the Company). Prior to joining Angelo Gordon, Mr. Clark was a co-founder and CEO of Madison Capital Funding LLC (“Madison Capital”), a wholly owned subsidiary of New York Life Investments, where he oversaw all operational and strategic activities of the middle market lending operation. At Madison Capital, Mr. Clark led the Executive Committee that was responsible for all credit granting decisions and managed the relationship with New York Life Investments and other third-party investors. Prior to forming Madison Capital, Mr. Clark held various positions in loan underwriting and origination at Antares Capital, GE Capital, and Bank of

America. He holds a B.A. degree from the University of Iowa, Iowa City and an M.B.A. degree from Indiana University, Bloomington.

Class III Trustees with Terms Expiring in 2025

Name, Address, and Age(1)	Position(s) held with the Company	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee or Nominee for Trustee
Independent Trustee
James E. Bowers (75)	Class III Trustee and Chair of Nominating and Corporate Governance Committee	Class III Trustee since 2022; Term expires in 2025	Senior Counsel at Day Pitney LLP (corporate law)	AG Twin Brook BDC, Inc.
Interested Trustee
Terrence Walters (43)	Class III Trustee, Chief Financial Officer, and Treasurer of the Company. Chief Financial Officer and Treasurer of the Advisor. Managing Director of Angelo Gordon.	Class III Trustee since 2022; Term expires in 2025	Chief Financial Officer of Twin Brook Capital Partners, Angelo Gordon’s middle market direct lending loan business.	AG Twin Brook BDC, Inc.
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(1)	The address for each trustee is c/o AG Twin Brook Capital Income Fund, 245 Park Avenue, 26th Floor, New York, New York 10167.

(2)	Trustees serve for three-year terms and until their successors are duly elected and qualified.

James E. Bowers. Mr. Bowers serves as an Independent Trustee and as a member of the Audit and Nominating and Corporate Governance Committees. He is the Chair of our Nominating and Corporate Governance Committee. Mr. Bowers also serves as an independent director of AG Twin Brook BDC, Inc., and previously served as independent trustee of AGTB Private BDC (the predecessor to the Company). Since 2004, Mr. Bowers has served on the Board of Governors at Hartford Hospital. Since 2002, he has been a member of the Executive Committee of the Harvard Law School Association. From 2004 to 2018, Mr. Bowers was Senior Counsel at Day Pitney LLP. Since 2018, Mr. Bowers has been a private investor. Mr. Bowers holds a J.D. from Harvard Law School and a B.A. from the University of South Carolina.

Terrence Walters. Mr. Walters serves as a Trustee, Chief Financial Officer and Treasurer of the Company. Mr. Walters serves as director, Chief Financial Officer and Treasurer of AG Twin Brook BDC, Inc., and previously served as trustee, Chief Financial Officer and Treasurer of AGTB Private BDC (the predecessor to the Company). Mr. Walters joined Angelo Gordon in 2019 as a Managing Director and serves as the Chief Financial Officer of Twin Brook Capital Partners, its middle market direct lending loan business. Mr. Walters previously served as Chief Accounting Officer for Twin Brook Capital Partners from 2019 to 2021. Prior to joining the firm, Mr. Walters spent eight years in various roles with Victory Park Capital Advisors and Vitalogy Capital Partners. Prior to that, Mr. Walters worked at Citadel Group’s fund administrator, Omnium, as well as Ernst & Young LLP. Mr. Walters holds a B.A. degree in accountancy and finance from Augustana College and a M.Acc. degree from the University of Iowa. He is a Certified Public Accountant (inactive).

Information About the Executive Officers Who Are Not Trustees

Set forth below is certain information about our executive officers who are not Trustees:

Name	Age	Position
Jenny B. Neslin	40	General Counsel and Secretary
Richa Gulati	42	Chief Compliance Officer

The address for each executive officer is c/o AG Twin Brook Capital Income Fund, 245 Park Avenue, 26th Floor, New York, NY 10167. Each officer holds office at the pleasure of the Board until the next election of officers or until his or her successor is duly elected and qualified.

Jenny B. Neslin joined Angelo Gordon’s legal team as a Managing Director in April 2021 and serves as the Company’s General Counsel and Secretary. Ms. Neslin also serves as General Counsel and Secretary of AG Mortgage Investment Trust, Inc. (NYSE: MITT) and AG Twin Brook BDC, Inc., positions she has held since April 2021 and November 2021, respectively. Prior to joining Angelo Gordon, Ms. Neslin was Managing Director and Deputy General Counsel at Colony Capital, Inc. (NYSE: CLNY) (“Colony Capital”), which is now known as DigitalBridge Group, Inc. (NYSE: DBRG), from July 2013 to April 2021. At Colony Capital, Ms. Neslin was responsible for legal oversight of Colony Capital’s capital markets activities (including public and private equity and debt offerings), ongoing disclosure and reporting obligations under U.S. federal securities laws and corporate governance matters. In addition, from August 2015 to January 2018, Ms. Neslin served as General Counsel and Secretary for each of NorthStar Real Estate Income Trust, Inc. (“NS Income”) and NorthStar Real Estate Income II, Inc. (“NS Income II”). NS Income and NS Income II were public, non-traded real estate investment trusts managed by NorthStar Asset Management Group Inc. (“NorthStar”), until NorthStar’s merger with Colony Capital in January 2017. Prior to joining an affiliate of NorthStar in July 2013, Ms. Neslin was an associate in the Capital Markets group at Clifford Chance US LLP, where she primarily advised REITs and investment banks in public and private capital markets transactions. Ms. Neslin holds a Bachelor of Music in Music Business from New York University and a Juris Doctor from Benjamin N. Cardozo School of Law at Yeshiva University.

Richa Gulati joined Angelo Gordon in May 2022 as its Chief Compliance Officer and Associate General Counsel. Effective August 2022, Ms. Gulati also serves as the Chief Compliance Officer of AG Twin Brook BDC, Inc. Prior to joining Angelo Gordon, from 2015 to May 2022, Ms. Gulati served as Chief Compliance Officer and Counsel of Willett Advisors LLC, where she oversaw global compliance and regulatory affairs. Prior to Willett Advisors, Ms. Gulati served in various legal and compliance roles at Oaktree Capital Management, L.P. (2011 to 2015), and D.E. Shaw & Co., L.P. (2008 to 2011), and began her career as a litigation associate at Cleary Gottlieb Steen & Hamilton LLP (2005 to 2008). Ms. Gulati holds a B.A. degree from University of Texas at Austin and a J.D. degree from Harvard University.

CORPORATE GOVERNANCE

Role of the Board of Trustees, Leadership Structure and Risk Oversight

The Role of the Board

Our business and affairs are managed under the oversight of the Board. The Board consists of five members, three of whom are Independent Trustees (defined below). The Board elects our officers, who serve at the discretion of the Board. The responsibilities of the Board include oversight of fair value determinations of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities. The Board’s role is one of oversight, rather than active management. Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by the Advisor as part of its day-to-day management of the Company’s investment activities. The goal of the Board’s risk oversight function is to ensure that the risks associated with the Company’s investment activities are accurately identified, thoroughly investigated, and responsibly addressed.

Board Oversight of Risk Management

The Board performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board and are comprised solely of Independent Trustees, and (ii) active monitoring of the Company’s Chief Compliance Officer and our compliance policies and procedures. Oversight of other risks is delegated to the committees.

Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by the Advisor as part of its day-to-day management of the Company’s investment activities. The Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Advisor as necessary and periodically requesting the production of risk management reports or presentations, including on valuation risk, counterparty risk, compliance risk, and cybersecurity risk. The Board receives a wide range of reports on the Company’s activities from the Advisor and other service providers, including reports regarding the Company’s investment portfolio, the compliance of the Company with applicable laws, and the Company’s financial accounting and reporting. The Board’s Audit Committee also meets regularly with the Chief Financial Officer and the Company’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Company’s financial reporting function. The Board also meets periodically with the investment professionals of Angelo Gordon to receive reports regarding the management of the Company and the Company’s portfolio, including its investment risks. In addition, at its quarterly meetings, the Audit Committee meets with the independent valuation firm that evaluate certain of the Company’s securities holdings for which there are not readily available market values. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed.

The Board recognizes that not all risks that may affect the Company can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Company’s goals, that reports received by the Trustees with respect to risk management matters are typically summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board and by the committees is subject to substantial limitations.

Board Structure and Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board consists of five Trustees, three of whom are not “interested persons,” as defined in the 1940 Act, and are Independent Trustees, in accordance with the standards set forth in Section 2(a)(19). Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company or the Advisor. We refer to individuals who are not “interested persons” in accordance with Section 2(a)(19) as our Independent Trustees (the “Independent Trustees”). In determining independence, the Board reviews and considers such information as it deems appropriate including, among other items, completed Trustee due diligence questionnaires, and may conduct interviews and background checks as appropriate. The members of the Board who are not Independent Trustees, Messrs. Clark and Walters, are referred to as Interested Trustees (the “Interested Trustees”).

Our Board has established an Audit Committee and a Nominating and Corporate Governance Committee, and may establish additional committees from time to time as necessary. The Audit Committee and Nominating and Corporate Governance Committee are comprised solely of Independent Trustees. The scope of the responsibilities assigned to each of these committees is discussed in greater detail below. Trevor Clark, an "interested person" of Angelo Gordon, serves as Chairman of our Board. We believe that Mr. Clark’s history with Angelo Gordon, his familiarity with its investment platform, and his extensive knowledge of and experience in the financial services industry, specifically within middle market direct lending, qualify him to serve as the Chairman of our Board.

Our Board does not have a lead Independent Trustee. We are aware of the potential conflicts that may arise when a non-Independent Trustee is Chairman of our Board, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the Independent Trustees in executive session without the presence of Interested Trustees and management, and the establishment of an Audit Committee and a Nominating and Corporate Governance Committee, each of which is comprised solely of Independent Trustees. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management, and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that, because of the relatively small size of the Board, the ratio of Independent Trustees to Interested Trustees, and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.

The Board periodically reviews its leadership structure, including the role of the Chairman of the Board. The Board also conducts an annual self-assessment during which it reviews its leadership and committee structure and considers whether its structure remains appropriate in light of the Company’s current operations. The Board believes that its leadership structure, including the current percentage of the Board members who are Independent Trustees, is appropriate given its specific characteristics. These characteristics include (i) the extent to which the work of the Board is conducted through the standing committees, each of whose meetings are chaired by an Independent Trustee; (ii) the extent to which the Independent Trustees meet as needed in the absence of members of management and members of the Board who are “interested persons” of the Company; and (iii) each of Mr. Clark’s and Mr. Walters’ positions with the Advisor and Angelo Gordon, which enhance the Board’s understanding of the operations of the Advisor and Angelo Gordon. The Board evaluates its performance on an annual basis.

Board Meetings and Attendance

During 2022, including both regularly scheduled and special meetings, our Board met a total of two times and the Audit Committee met a total of one time. During 2022, all of the Company’s Trustees attended at least 75% the meetings of the Board. Additionally, in 2022, 100% of the members of the Audit Committee attended all of the regularly scheduled meetings of such committee. During each meeting of the Audit Committee, the Audit Committee met privately with the Company's independent registered public accounting firm.

Committees of the Board

The Board has established an Audit Committee and a Nominating and Corporate Governance Committee and may establish additional committees in the future. All Trustees are expected to attend at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they serve. We require each Trustee to make a diligent effort to attend all Board and committee meetings.

Audit Committee

The Audit Committee operates pursuant to a charter approved by the Board, which sets forth the responsibilities of the Audit Committee and is available on the Company’s website, www.AGTBCAP.com, under the heading “Resources”. The Audit Committee's responsibilities include, with the assistance of an independent valuation firm, establishing guidelines and making recommendations to the Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements, overseeing internal audit staff and periodic filings and receiving our audit reports and financial statements. Management is responsible for the preparation, presentation, and integrity of our financial statements, our accounting and financial and reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Audit Committee has: (a) reviewed and discussed our audited financial statements with management; (b) discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”); (c) received and reviewed the written disclosures and communications from the independent registered public accounting firm as required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence; and (d) based upon its review of the above, recommended to the Board that our audited financial statements be included in the Company’s annual report on Form 10-K for the last fiscal year.

Shareholders are reminded, however, that the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions, referred to above, do not assure that the audit of our financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the U.S. or that our independent registered public accounting firm is, in fact, "independent."

The Audit Committee is currently composed of Messrs. Bowers, Hallene and Ludwick, all of whom are not considered "interested persons" of the company as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Ludwick serves as Chairman of the Audit Committee. The Board has determined that Mr. Ludwick is an "audit committee financial expert" as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Messrs. Bowers, Hallene and Ludwick meet the current independence and experience requirements of Rule 10A-3 under the Exchange Act.

Nominating and Corporate Governance Committee

The Board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter, which is available on the Company’s website, www.AGTBCAP.com, under the heading “Resources”. The members of the Nominating and Corporate Governance Committee are our Independent Trustees. Mr. Bowers serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating trustees for election by our shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management.

The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board, our Company and our shareholders. In considering possible candidates for election as a trustee, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting trustees who:

• are of high character and integrity;
• are accomplished in their respective fields, with superior credentials and recognition;
• have relevant expertise and experience upon which to be able to offer advice and guidance to management;
• have sufficient time available to devote to our affairs;
• are able to work with the other members of the Board and contribute to our success;
• can represent the long-term interests of our shareholders as a whole; and
• are selected such that the Board represents a range of backgrounds and experience.

The Nominating and Corporate Governance Committee also evaluates candidates proposed by shareholders using the factors described above. The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying trustee nominees. In determining whether to recommend a trustee nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, ethnic background, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending trustee nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting trustee nominees is consistent with the goal of creating a board of trustees that best serves our needs and the interests of our shareholders.

Compensation of Executive Officers and Trustees

Compensation of Executive Officers

We do not currently have any employees. None of our executive officers receives direct compensation from us. We do not have a compensation committee because our executive officers are not compensated by the Fund. We do not engage any compensation consultants. The compensation of investment professionals of the Advisor is paid by the Advisor. We have agreed to reimburse the Administrator for our allocable portion of the compensation paid to, or compensatory distributions received by, our Chief Financial Officer, Chief Compliance Officer, and General Counsel, and any of their respective staff who provide services to us, operations and investor relations staff who provide services to us, and any internal audit staff, to the extent internal audit performs a role in our Sarbanes-Oxley Act of 2002 internal control assessment. Compensation paid to the Chief Compliance Officer is also approved by the Board of Trustees, including a majority of the Independent Trustees, in accordance with Rule 38a-1 under the 1940 Act.

In addition, to the extent that the Administrator outsources any of its functions, we will pay the fees associated with such functions at cost. We will agree to reimburse the Administrator for our allocable portion of the compensation of any personnel that it provides for our use.

Compensation of Trustees

Each Independent Trustee is entitled to receive an annual fee of $60,000, payable quarterly in cash on a prorated basis. The Company began paying its Independent Trustees’ annual fee in connection with the consummation of the merger with AGTB Private BDC (as described below in “Certain Relationships and Related Party Transactions”) on January 1, 2023. No compensation was paid to the Company’s Independent Trustees for the year ended December 31, 2022. The Independent Trustees also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regular Board meeting, each special meeting, and each committee meeting. No compensation is paid to trustees who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of the Company.

Code of Ethics
The Company and the Advisor have adopted a compliance manual, including a code of ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), respectively, and insider trading policy (the “Insider Trading Policy”), each of which establish procedures for personal investments and restricts certain personal securities transactions. The Code of Ethics and Insider Trading Policy are applicable to the Company’s executive officers and Trustees, as well as all employees of our Advisor who provide services to the Company. The Company hereby undertakes to provide a copy of the Code of Ethics to any person, without charge, upon request. Requests for a copy of the Code of Ethics may be made in writing addressed to the Secretary of the Company, Jenny B. Neslin, AG Twin Brook Capital Income Fund, 245 Park Avenue, 26th Floor, New York, NY  10167. We intend to disclose any amendments to or waivers of required provisions of the Code of Ethics on Form 8-K or on the Company’s website, www.AGTBCAP.com.

Certain Relationships and Related Party Transactions

Advisory Agreement; Administration Agreement

The Company has entered into the investment management agreement (the “Advisory Agreement”) with the Advisor pursuant to which the Company pays the Advisor a management fee payable monthly in arrears at an annual rate of 1.25% of the value of the Company’s net assets as of the beginning of the first business day of the applicable month. For purposes of the Advisory Agreement, net assets means the Company’s total assets less liabilities determined on a consolidated basis in accordance with GAAP. The Company also pays the Advisor a two-part incentive fee based on (i) the amount by which our pre-incentive fee net investment income returns exceed a certain “hurdle rate” and (ii) our capital gains. In addition, pursuant to the Advisory Agreement and the administration agreement of the Company (the “Administration Agreement”), we will reimburse the Advisor and Administrator for certain expenses as they occur. Each of the Advisory Agreement and the Administration Agreement has been approved by the Board. Unless earlier terminated, each of the Advisory Agreement and the Administration Agreement will remain in effect for a period of two years from the date it first became effective and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board, including a majority of Independent Trustees, or by the holders of a majority of our outstanding voting securities (as defined by the 1940 Act) and, in each case, a majority of the Independent Trustees.
Resource Sharing Agreement
The Advisor is a registered investment adviser under the Advisers Act. The Company’s investment activities are managed by its investment adviser, which is responsible for (i) originating prospective investments, (ii) conducting research and due diligence investigations on potential investments, (iii) analyzing investment opportunities, (iv) negotiating and structuring the Company’s investments, and (v) monitoring the Company’s investments and portfolio companies on an ongoing basis.
The Advisor has entered into a resource sharing agreement with Angelo Gordon (the “Resource Sharing Agreement”), pursuant to which Angelo Gordon will provide the Advisor with experienced investment professionals (including the members of the Advisor's Investment Committee) and access to the resources of Angelo Gordon to enable the Advisor to fulfill its obligations under the Advisory Agreement.  Through the Resource Sharing Agreement, the Advisor intends to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Angelo Gordon’s investment professionals.
Several of the Company’s executive officers and the Company’s Chairman of the Board have ownership and financial interests in Angelo Gordon. The Company’s Chief Executive Officer also serves as the Portfolio Manager of several Angelo Gordon funds that currently and in the future will have investment objectives similar to ours. In addition, the Company’s executive officers and Trustees serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds, accounts, or investment vehicles managed by Angelo Gordon and/or its affiliates. Similarly, Angelo Gordon and its affiliates may have other clients with similar, different or competing investment objectives.

Co-Investment Relief

An affiliate of the Advisor has received an exemptive order from the SEC that permits the Company, among other things, to co-invest with certain other persons, including certain affiliates of the Advisor and certain funds managed and controlled by the Advisor and its affiliates, subject to certain terms and conditions. Pursuant to such order, the Company’s Board of Trustees may establish objective criteria (“Board Criteria”) clearly defining co-investment opportunities in which the Company will have the opportunity to participate with one or more listed or private Angelo Gordon-managed BDCs, including the Company (the “Angelo Gordon BDCs”), and other public or private Angelo Gordon funds that target similar assets. If an investment falls within the Board Criteria, Angelo Gordon must offer an opportunity for the Angelo Gordon BDCs to participate. The Angelo Gordon BDCs may determine to participate or not to participate, depending on whether the Advisor determines that the investment is appropriate for the Angelo Gordon BDCs (e.g., based on investment strategy). The co-investment would generally be allocated to us, any other Angelo Gordon BDCs (including AG Twin Brook BDC, Inc.) and the other Angelo Gordon funds that target similar assets pro rata based on available capital in the applicable asset class. If the Advisor determines that such investment is not appropriate for the Company, the investment will not be allocated to us, but the Advisor will be required to report such investment and the rationale for its determination for the Company to not participate in the investment to the Board of Trustees at the next quarterly board meeting.
License Agreement
The Company also entered into a trademark license agreement with Angelo Gordon under which Angelo Gordon has agreed to grant the Company a non-exclusive, royalty-free license to use the name “Angelo Gordon” and other similar related marks.

The Merger

In connection with the Company’s Merger with AGTB Private BDC (the “Private BDC”), on December 30, 2022, the Company and the Private BDC entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Boards of Trustees of both the Company and Private BDC, in each case, including the majority of the trustees who are not “interested persons” (as such term is defined in the 1940 Act), approved the Merger Agreement and the transactions contemplated thereby, consistent with the requirements under Rule 17a-8 of the 1940 Act.

Pursuant to the Merger Agreement, the Company and Private BDC caused the Merger to be consummated by filing a certificate of merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware on December 30, 2022. The Merger became effective on January 1, 2023 (the “Effective Time”), as agreed to by the parties and specified in the Certificate of Merger.

At the Effective Time, common shares of beneficial interest, par value $0.001 per share, of Private BDC outstanding immediately prior to the Effective Time were converted into a number of the Company’s Class I shares of beneficial interest, par value $0.001 per share, equal to a ratio of one to one.
Related Party Transactions
The Audit Committee conducts quarterly reviews of any potential related party transactions brought to its attention and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to the Company's Code of Conduct or Code of Ethics. Each of our Trustees and executive officers is instructed and periodically reminded to inform Compliance of any potential related party transactions. In addition, each such Trustee and executive officer completes a questionnaire on an annual basis designed to elicit information about any potential related party transactions.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF LANCE A. LUDWICK AS A CLASS I TRUSTEE OF THE COMPANY.

PROPOSAL 2
RATIFICATION OF THE SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Information about the Independent Registered Public Accounting Firm

The Audit Committee and the Board approved the engagement of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 at their respective meetings held on March 14, 2023. The Trustees do not have knowledge of any direct or indirect financial interest of PwC in the Company. Representative(s) of PwC is/are expected to be available at the Annual Meeting and thus, will have an opportunity to make a statement, if they so desire, and be available to respond to appropriate questions asked by the shareholders.

The following table presents fees for professional services rendered by PwC to the Company for the fiscal year ended December 31, 2022. The table does not include fees for any services provided by PwC to AGTB Private BDC, the Company’s predecessor. All services provided by PwC to the Company were pre-approved in accordance with the Company’s policies and procedures. The audit services are pre-approved by the Audit Committee pursuant to an audit engagement letter, and, in accordance with the Company’s pre-approval policies and procedures, the Audit Committee of the Company must pre-approve all non-audit services (other than certain de minimis exceptions) provided by PwC, and all non-audit services (other than certain de minimis exceptions) provided by PwC to the Advisor, or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Company (collectively, the “Advisor Entities”) if such services relate directly to the operations and financial reporting of the Company. During the year ended December 31, 2022, PwC did not provide non-audit services to the Advisor Entities that were subject to pre-approval by the Audit Committee.

Fiscal Year Ended December 31, 2022
Audit Fees (1)	$80,000
Audit-Related Fees (2)	—
Tax Fees(3)	—
All Other Fees(4)	—
Total Fees	$80,000

(1) “Audit fees” consist of fees billed for professional services rendered for the audit of the Company’s year-end financial statements and services that are normally provided by PwC in connection with statutory and regulatory filings. For 2022, Audit fees also include fees related to the Company’s seed audit.
(2) “Audit-related fees” consist of fees billed for audit services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” No audit-related fees were billed during the fiscal year ended December 31, 2022.
(3) “Tax fees” consist of fees billed by PwC for professional tax services. These services also include assistance regarding federal, state and local tax compliance. No tax fees were billed during the fiscal year ended December 31, 2022. Tax fees include work related to, among other things, preparation and review of the Company’s tax returns.
(4) “Other fees” include fees billed by PwC for permitted non-audit products and services (other than the services reported above), of which there were none in the fiscal year ended December 31, 2022.

There were no fees that were approved by the Audit Committee pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Audit Committee Report

The following is the report of the audit committee (the “Audit Committee”) of the board of directors (the “Board”) of AG Twin Brook Capital Income Fund (the “Company”) with respect to the Company’s audited financial statements for the year ended December 31, 2022.

The Audit Committee oversees the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, the Company’s accounting and financial and reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Audit Committee reviewed the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “Form 10-K”) with management and discussed the quality of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee has considered and discussed the above described December 31, 2022 audited financial statements with management and with PwC. The Audit Committee has also discussed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm (“PwC”), the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee reviewed with PwC, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. Finally, the Audit Committee reviewed the written disclosures and the letters from PwC required by the PCAOB, as currently in effect, has considered whether the provision of other non-audit services by PwC to the Company are compatible with maintaining PwC’s independence, and has discussed with PwC its independence of the Company.

The Audit Committee discussed with PwC the overall scope and plans for the audit. The Audit Committee met with PwC to discuss the results of their audit, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to in this Proxy Statement and in the Audit Committee Charter available on the Company’s website, www.AGTBCAP.com, under the heading “Resources,” the Audit Committee recommended to the Board (and the Board has approved) that the Company’s audited financial statements be included in the Form 10-K and filed with the Securities and Exchange Commission.

Shareholders are reminded, however, that the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and PwC. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions, referred to above, do not assure that the audit of the Company’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the U.S. or that the Company’s independent registered public accounting firm is, in fact, “independent.”

Lance A. Ludwick, Chairman of the Audit Committee
James E. Bowers, Audit Committee Member
James N. Hallene, Audit Committee Member

THE BOARD, INCLUDING EACH OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF PWC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

OTHER BUSINESS

The Trustees do not intend to present any other business at the Annual Meeting, nor are they aware of any other business to be presented for action at the Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote thereon in their discretion.

Whether or not you expect to participate in the Annual Meeting, please follow the instructions on the Notice of 2023 Annual Meeting of Shareholders to vote via the telephone or request, sign, date and return a proxy card so that you may be represented at the Annual Meeting. The Annual Meeting will be a completely virtual meeting of shareholders and will be conducted exclusively by webcast. To participate in the Annual Meeting, visit https://attendee.gotowebinar.com/register/1614175858974805340. To join the meeting, please dial in at least 15 minutes prior to the commencement of the Annual Meeting, which will begin promptly at 9:00 a.m., Central Time.

COMMUNICATIONS WITH THE BOARD

All interested parties, including shareholders, may send communications to the Board, the Independent Trustees, the Chairman or any other individual Trustee, by addressing such communication to the Board, the Independent Trustees, the Chairman or to the individual Trustee, c/o AG Twin Brook Capital Income Fund, 245 Park Avenue, 26th Floor, New York, NY 10167.

FINANCIAL STATEMENTS AND OTHER INFORMATION

The Company files periodic reports, current reports, proxy statements and other information with the SEC. This information is available on the SEC’s website at www.sec.gov. This information, including the Company’s most recent Annual Report on Form 10-K, is also available free of charge by calling (212) 692-2011, or by writing AG Twin Brook Capital Income Fund, 245 Park Avenue, 26th Floor, New York, NY 10167, Attention: Secretary, or on the Company’s website www.AGTBCAP.com, under the heading “Shareholders”. The information on these websites is not incorporated by reference into this proxy statement.

ADDITIONAL INFORMATION

The principal address of the Company's investment adviser is AGTB Fund Manager, LLC, 245 Park Avenue, 26th Floor, New York, NY 10167.

SHAREHOLDER PROPOSALS

The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at an annual meeting of shareholders unless certain securities law requirements are met. A shareholder who intends to present a proposal at that meeting pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) must submit the proposal in writing to the Company at its address in New York, New York, and the Company must receive the proposal no later than December 20, 2023, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting.

Pursuant to our current bylaws, notices of business proposals or a nomination(s) of individuals for election as a trustee at the 2024 Meeting, other than shareholder proposals to be included in our proxy statement pursuant to Rule 14a-8, should be addressed to Jenny B. Neslin, Secretary, AG Twin Brook Capital Income Fund, 245 Park Avenue, 26th Floor, New York, NY 10167 and should be received by the Company not earlier than November 20, 2023 and not later than 5:00 p.m. (Eastern Time) on December 20, 2023. In the event that the date of the next annual meeting is advanced or delayed by more than 30 days from the first anniversary of the Meeting a notice by the shareholder, to be timely, must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. (Eastern Time), on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. A shareholder’s notice must contain information specified in our bylaws about the shareholder, its affiliates, and the proposed business or nominee for election as a trustee.

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Company’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

AG Twin Brook Capital Income Fund
Chief Compliance Officer
245 Park Avenue, Fl. 26
New York, New York 10167

The Audit Committee Chair may be contacted at:

AG Twin Brook Capital Income Fund
Audit Committee Chair
245 Park Avenue, Fl. 26
New York, New York 10167

AG TWIN BROOK CAPITAL INCOME FUND
245 PARK AVENUE, 26TH FL. NEW YORK, NY 10167

VOTE BY PHONE - (212) 692-2011
Transmit your voting instructions by telephone up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Attn: General Counsel & Secretary, c/o AG Twin Brook Capital Income Fund, 245 Park Avenue, Fl. 26, New York, NY 10167

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Trustees recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Lance A. Ludwick

The Board of Trustees recommends you vote FOR the following proposal:

	For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2023.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

AG TWIN BROOK CAPITAL INCOME FUND
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
ANNUAL MEETING OF SHAREHOLDERS
MAY 31, 2023

The shareholder(s) hereby appoint(s) Trevor Clark and Jenny B. Neslin, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the common shares of beneficial interest of AG Twin Brook Capital Income Fund that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders. The Annual Meeting of Shareholders will be held virtually at https://attendee.gotowebinar.com/register/1614175858974805340 on Wednesday, May 31, 2023, at 9:00 a.m., Central Time, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE LISTED ON THE REVERSE SIDE FOR THE BOARD OF TRUSTEES AND PROPOSAL 2.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side